Exhibit 10.17

EXECUTION COPY

THIRD AMENDMENT

THIRD AMENDMENT, dated as of October 30, 2006 (this “Amendment”), to the Credit Agreement, dated as of December 17, 2004 (as amended by the First Amendment dated as of November 2, 2005, the Second Amendment dated as of February 3, 2006, this Amendment and as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among PETROLEUM HEAT AND POWER CO., INC., a Minnesota corporation (the “Borrower”), the other Loan Parties party thereto, the several lenders from time to time parties thereto (collectively, the “Lenders”), JPMORGAN CHASE BANK, N.A., as an LC Issuer and as Agent (in such capacity, the “Agent”), BANK OF AMERICA, N.A. and WACHOVIA BANK, NATIONAL ASSOCIATION, as co-syndication agents, and CITIZENS BANK OF MASSACHUSETTS and GENERAL ELECTRIC CAPITAL CORPORATION, as co-documentation agents.

W I T N E S S E T H :

WHEREAS, the Borrower has requested that the Lenders amend certain terms in the Credit Agreement in the manner provided for herein; and

WHEREAS, the Lenders are willing to agree to the requested amendments;

NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein (and in the recitals hereto) as defined terms are so used as so defined.

2. Amendments to Article I of the Credit Agreement. Article I of the Credit Agreement is hereby amended by deleting the pricing grid in the definition of “Applicable Margin” and replacing it with the pricing grid below:

Applicable Margin Availability	Eurodollar Advances	Floating Rate Advances
> $90,000,000	1.50%	0.50%
> $75,000,000	1.75%	0.75%
> $60,000,000	2.00%	1.00%
> $45,000,000	2.25%	1.25%
< $45,000,000	2.50%	1.50%

3. Amendment to Section 2.1.2(a) of the Credit Agreement. Section 2.1.2(a) of the Credit Agreement is hereby amended by deleting the words “in an amount equal to $75,000,000” in clause (i) of the first proviso and replacing them with the words “in an amount equal to $95,000,000.”

4. Representations and Warranties. On and as of the date hereof, each of the Borrower and the other Loan Parties hereby confirms, reaffirms and restates in all material respects the representations and warranties set forth in Article V of the Credit Agreement, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower or such Loan Party hereby confirms, reaffirms and restates such representations and warranties as of such earlier date. In addition, the Borrower represents that the Excess Proceeds Reserve Amount will be zero as of the Amendment Effective Date.

5. Effectiveness of Amendment. This Amendment shall become effective (the “Amendment Effective Date”) upon as of the date of receipt by the Agent of (a) counterparts of this Amendment duly executed by the Borrower, the other Loan Parties and each of the Lenders, submitted by facsimile or electronic submission and (b) all other fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel) in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

6. Reference to and Effect on Loan Documents. On and after the Amendment Effective Date, (i) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. Except as expressly amended herein, all of the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or to prejudice any other right or rights which the Agents or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

7. Expenses. The Borrower agrees to pay and reimburse the Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

8. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

BORROWER:

PETROLEUM HEAT AND POWER CO., INC.

By:
Name:
Title:

OTHER LOAN PARTIES:

STAR GAS FINANCE COMPANY

KESTREL HEAT, LLC

STAR/PETRO, INC.

PETRO HOLDINGS, INC.

MEENAN OIL CO., INC.

MEENAN HOLDINGS OF NEW YORK, INC.

REGIONOIL PLUMBING, HEATING AND COOLING CO., INC.

PETRO PLUMBING CORPORATION

MAXWHALE CORP.

ORTEP OF PENNSYLVANIA, INC.

RICHLAND PARTNERS, LLC

COLUMBIA PETROLEUM TRANSPORTATION, LLC

PETRO, INC.

MAREX CORPORATION

A.P. WOODSON COMPANY

By:
Name:
Title:

STAR GAS PARTNERS, L.P.

By: KESTREL HEAT, LLC, its General Partner

By:
Name:
Title:

Signature Page to Third Amendment

MEENAN OIL CO. L.P.

By: MEENAN OIL CO., INC., its General Partner

By:
Name:
Title:

Signature Page to Third Amendment

JPMORGAN CHASE BANK, N.A., as an LC Issuer, Agent, Collateral Agent and Lender

By:
Name:
Title:

Signature Page to Third Amendment

BANK OF AMERICA, N.A., as Lender

By:
Name:
Title:

Signature Page to Third Amendment

WACHOVIA BANK, NATIONAL ASSOCIATION, as Lender

By:
Name:
Title:

Signature Page to Third Amendment

GENERAL ELECTRIC CAPITAL CORPORATION, as Lender

By:
Name:
Title:

Signature Page to Third Amendment

CITIZENS BANK OF MASSACHUSETTS, as Lender

By:
Name:
Title:

Signature Page to Third Amendment

WELLS FARGO FOOTHILL, LLC, as Lender

By:
Name:
Title:

Signature Page to Third Amendment

SOCIETE GENERALE, as Lender

By:
Name:
Title:

Signature Page to Third Amendment

LASALLE BANK NATIONAL ASSOCIATION, as LC Issuer and Lender

By:
Name:
Title:

Signature Page to Third Amendment

ALLIED IRISH BANKS, P.L.C., as Lender

By:
Name:
Title:

Signature Page to Third Amendment

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:
Name:
Title:

Signature Page to Third Amendment

CITIBANK, N.A., as Lender

By:
Name:
Title:

Signature Page to Third Amendment

ISRAEL DISCOUNT BANK OF NEW YORK, as Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Third Amendment

RZB FINANCE LLC, as Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Third Amendment

BANK LEUMI USA, as Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Third Amendment